Exhibit 10.6

Conformed Copy as amended pursuant to a Variation Agreement between the parties dated 15th March 2012.

ASSIGNMENT, LICENCE AND COLLABORATION AGREEMENT

between

NUCANA BIOMED LIMITED

and

CARDIFF PROTIDES LIMITED

Dated: 13th October 2009

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ASSIGNMENT, LICENCE AND COLLABORATION AGREEMENT

BETWEEN:

NUCANA BIOMED LIMITED, a company incorporated in England under the Companies Acts (Registered No. 03308778) and having its registered office at Butler & Co Accountants, 5 Southwell Park Road, Camberley, Surrey GU15 3PU (“BioMed”);

and

CARDIFF PROTIDES LIMITED, a company incorporated in England and Wales under the Companies Acts (Registered No. 05455482) and having its registered office at Ty Myddfai, National Botanic Gardens of Wales, Llanarthney, Carmarthenshire SA32 8HZ (“ProTides”).

WHEREAS:

A.	BioMed is a speciality pharmaceutical company specialising in the research, development, marketing and sale of pharmaceutical products;

B.	ProTides has expertise in the application of protide technology to enhance [***] based nucleosides which may be used as active ingredients in pharmaceutical products and is the owner of various patents relating thereto;

C.	BioMed wishes to obtain, and ProTides has agreed to grant to BioMed, an exclusive licence under the Patents for the purpose of utilising the protide technology to research and develop pharmaceutical products incorporating [***] based nucleosides as active ingredients for any indication and thereafter to manufacture, market, distribute and sell such pharmaceutical products;

D.	In addition BioMed wishes to engage ProTides to provide certain research services relating to synthesis of the Compounds.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

E.	With effect from the Variation Date, the parties have agreed that the patents which were previously licensed to BioMed will be assigned by ProTides to BioMed. The parties have agreed that this assignment will not otherwise affect the parties’ respective rights under this Agreement and that ProTides will retain reversion rights in relation to such patents on termination of this Agreement.

NOW IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement unless the context otherwise requires:-

Affiliate means in relation to a party, any body corporate or other legal entity which:-

(i)	is directly or indirectly owned and/or controlled by that party;

(ii)	directly or indirectly owns and/or controls that party; or

(iii)	is directly or indirectly owned and/or controlled by the legal entity referred to in (ii) above.

In the case of legal entities having stocks and/or shares, ownership or control shall exist through the direct or indirect ownership and/or control of more than fifty percent of the voting shares. In the case of any other legal entity, ownership and/or control shall exist through the ability to directly or indirectly control the management and/or business of the legal entity;

Agreement IP means the Licensed IP and the Assigned IP;

Assignment Agreement means the assignment agreement entered into by the parties pursuant to Clause 3.3;

Assigned IP means the patents and patent applications assigned to BioMed pursuant to the Assignment Agreement, being the Compound Patents;

Commencement Date means 13 October 2009;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Compounds means all and any protides of nucleosides which are either:

(i)	covered by a Valid Claim; or

(ii)	have been synthesised by ProTides prior to the Commencement Date;

Compound Divisionals has the meaning set out in Clause 12.1.1;

Compound Patents means all patents and patent applications owned by ProTides as at the Commencement Date or at any time during the period of this Agreement which relate to protides of nucleosides, including:

(i)	the patent applications listed in Part 1 of the Schedule;

(ii)	the Compound Divisionals;

(iii)	all patent applications which claim priority from the patent applications referred to in (i) and (ii) above or from any patent application from which the patent applications referred to in (i) and (ii) above claim priority;

(iv)	all patents granted pursuant to the patent applications referred to in (i), (ii) and (iii) above; and

(v)	all reissues, extensions, substitutions, continuations, divisions, supplementary protection certificates or extensions of term relating to the patent applications and patents referred to in (i) to (iv) above;

Confidential Information means all information which is in the possession of one of the parties and which is disclosed to the other party or to which the other party is permitted access during the period of this Agreement which is marked “confidential” or is communicated in confidence or that a reasonable person in like circumstances would consider to be confidential including trade secrets; business methods and plans; product development plans, pricing, budgets, and costs, manufacturing and customer information; and all information relating to the Compounds, the Licensed IP, the Products, the Research Work, and/ or the Research IP or comprised within the Technical Information or the Research IP;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Period means a period of [***] following the Commencement Date;

JMC has the meaning set out in Clause 6.1;

JMC Chair has the meaning set out in Clause 6.3;

Licensed IP means any Compounds which are not covered by any claim of an issued and unexpired patent or any subsisting patent application comprised within the Assigned IP, and the Technical Information;

[***] means [***], a company incorporated under the laws of England having its registered office at [***];

[***] Sales means in relation to BioMed or any Sub-Licensee, and in relation to each unit of Product, the amount received by BioMed or any Sub-Licensee (as the case may be) from third parties in respect of supplies of that Product on a [***] basis, but excluding any amounts received by BioMed from its Sub-Licensees or by its Sub-Licensee from BioMed or any other Sub-Licensees in respect of manufacture and/ or supply of Products which are intended for supply on a [***] basis, and less the following items provided they are shown in writing on the relevant invoice or in other documentary evidence:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***]; and

(vi)	[***];

Net Sales means in relation to BioMed or any Sub-Licensee, and in relation to each Unit of Product, the amount received by BioMed or any Sub-Licensee (as the case may be) from third parties in the first arm’s length commercial sale of that Product (or the amount that would have been received for the first arm’s length commercial sale

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

if the supply is not on an arm’s length commercial basis), but excluding (i) any [***] Sales; (ii) any amounts received by BioMed from any Sub-Licensees or by a Sub-Licensee from BioMed or any other Sub-Licensees in respect of manufacture and/ or supply of Products which are intended for resale; and (iii) supplies of Product by BioMed or any Sub-Licensee (as the case may be) [***] (or, in relation to supply by a Sub-Licensee, for any longer period specified in the relevant Sub-licence Agreement) following the launch of each Product (on an indication by indication basis); and less the following items provided they are shown in writing on the relevant invoice or in other documentary evidence:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; and

(v)	[***];

Principal Investigator means [***] of the [***] or any replacement for [***] appointed in accordance with Clause 7.6;

Products means all pharmaceutical products developed, manufactured, marketed, distributed and/or sold by BioMed or a Sub-Licensee which are covered by a Valid Claim;

Quarter means the period from (and including) the Commencement Date until the next falling Quarter Date, the period of three (3) months commencing on (and including) the next falling Quarter Date and each subsequent period of three (3) months during the period of this Agreement, and the term “Quarterly” will be construed accordingly;

Quarter Date means 1st January, 1st April, 1st July, and 1st October in each calendar year;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Research IP means all compounds, information, know-how, results and inventions (patentable or unpatentable) generated or derived by ProTides, the University or [***], or any other approved sub-contractor, in each case in the course of performing the Research Work, including, where so generated or derived, [***];

Research Patents means:

(i)	all patent applications filed for patentable inventions comprised within the Research IP;

(ii)	all patent applications which claim priority from the patent applications referred to in (i) above;

(iii)	all patents granted pursuant to the patent applications referred to in (i) and (ii) above; and

(iv)	all reissues, extensions, substitutions, continuations, divisions, supplementary protection certificates or extensions of term relating to the patent applications and patents referred to in (i) to (iii) above;

Research Work means the work relating to [***] to be conducted by ProTides pursuant to Clause 7 as further described in the Research Workplan;

Research Workplan means the workplan to be agreed by the JMC pursuant to Clause 6.5.1 as changed, amended and/ or extended from time to time pursuant to Clauses 6.5.2 and 6.5.4 (subject always to Clause 6.6.3);

Schedule means the schedule (in three (3) parts) annexed to and which will be deemed to form part of this Agreement;

Staff Costs means the staff costs set out in Part 3 of the Schedule;

Sub-Contracting Services means contract research and development, consultancy, sub-contract manufacturing, packaging, warehousing and distribution logistics (including import and export activities) services;

Sub-Licensee means:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(i)	any person or entity to whom BioMed grants a sub-licence of its rights to use any of the Licensed IP; and/or

(ii)	any person or entity to whom BioMed grants a licence of its rights in the Assigned IP or any Compounds; and/or

(iii)	any person or entity to whom a sub-licence or right to use any of the Agreement IP is granted by a party described in part (i) and/or part (ii) above,

but excluding in each case any third party sub-contractor to whom BioMed or any of the parties described in parts (i) and (ii) above grants a licence or sub-licence of its rights to use any of the Agreement IP solely for the purpose of providing Sub-Contractor Services to BioMed or any of the parties described in parts (i) and (ii) above;

Sub-Licence Agreement means any agreement entered into between BioMed and a Sub-Licensee and/or between two Sub-Licensees in terms of which BioMed grants to the Sub-Licensee or a Sub-Licensee grants to another Sub-Licensee a licence to use any of the Agreement IP;

Technical Information means all and any information of a scientific or technical nature in ProTides’ possession as at the Commencement Date relating to the Compounds and/ or the protide technology as described in the Compound Patents including results of and data arising from [***]; and all files, reports, documents, papers, and databases (whether printed or electronic) incorporating, comprising or recording any of the foregoing;

Territory means [***];

University means [***];

Valid Claim means in respect of each country or territory within the Territory:

(i)	any claim of any issued and unexpired patent comprised within the Compound Patents and/ or the Research Patents; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii)	any claim contained within any subsisting patent application comprised within the Compound Patents and/ or the Research Patents,

which relates to that country or territory and which has not been abandoned or allowed to lapse or finally rejected or declared invalid by a patent office or by a court of competent jurisdiction in an unappealed or unappealable decision; and

Variation Date means 15th March 2012.

1.2	Words denoting the singular include the plural and vice versa, words denoting a gender include all genders, and words denoting persons include corporations and all other legal entities.

1.3	Unless the context otherwise requires, a reference in this Agreement to any Clause will be deemed to be a reference to the relevant clause of this Agreement.

1.4	The headings are inserted for ease of reference only and will not affect the interpretation or construction of this Agreement.

1.5	References in this Agreement to the word “include” or “including” are to be construed without limitation to the generality of the preceding words.

1.6	Any reference to any English term for any action, remedy, method or judicial proceeding, legal document, legal status, court, official or any legal concept or thing will in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English term.

2.	TERM

2.1	This Agreement will commence on the Commencement Date and, subject to earlier termination under Clauses 15 (Termination) or 17 (Force Majeure) the licences granted under this Agreement will continue in full force and effect separately in each country or territory within the Territory, until the later of (as applicable):

2.1.1

the date on which all of the Compound Patents and Research Patents which relate to that country or territory have either expired or been held invalid by a court of competent jurisdiction in an unappealed or unappealable decision or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

been allowed to lapse or been abandoned or been finally rejected by the relevant patent office and any period for appeal or opposition in relation to the rejection has expired; or

2.1.2	provided the Technical Information remains secret and is not put into the public domain (other than by BioMed or its Sub-Licensees) or is covered by any period of data exclusivity, [***] from the date of first commercial sale of a Product which has an appropriate product licence granted by a statutory regulatory authority in the relevant country or territory.

2.2	Unless earlier terminated pursuant to Clauses 15 or 17, this Agreement will terminate when all of the licences granted under this Agreement have expired in all countries and territories within the Territory. For the avoidance of doubt, the licence will not expire in a country if a Valid Claim exists in that country even though, following execution of the Assignment Agreement, the Valid Claim forms part of the Assigned IP and not part of the Licensed IP.

3.	GRANT OF LICENCE AND ASSIGNMENT

3.1	ProTides hereby grants to BioMed, and BioMed hereby accepts, an exclusive royalty bearing licence to use, and subject to Clause 5 of this Agreement to grant sub-licences to third parties to use, the Licensed IP for all purposes, including researching and developing pharmaceutical products comprising Compounds for all and any therapeutic, diagnostic, prognostic and prophylactic indications and thereafter the manufacture, marketing, distribution and sale of such pharmaceutical products in the Territory, on the terms and conditions contained in this Agreement.

3.2	ProTides will not (except as expressly permitted under other provisions of this Agreement) during the period of this Agreement use, or grant to any person or entity a licence or other right to use, the Compounds, the Assigned IP, the Licensed IP and/ or the Research Patents and/ or Research IP for any purpose whatsoever.

3.3	On or immediately after the Variation Date, ProTides shall enter into an assignment in the form set out in Part 4 of the Schedule to this Agreement pursuant to which ProTides will assign to BioMed all of ProTides’ right, title and interest in the Compound Patents to BioMed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.	SUPPLY OF TECHNICAL INFORMATION AND COMPOUNDS

4.1	ProTides will give BioMed reasonable access to the Technical Information (in written form if available and reasonably requested by BioMed) and will use all reasonable endeavours to answer reasonably promptly all queries received from BioMed regarding the Technical Information.

4.2	ProTides undertakes to BioMed that if it or any of its sub-contractors requires to obtain stocks of active ingredients in order to synthesise the compounds to be supplied to BioMed or to be used by ProTides or its sub-contractors to conduct work pursuant to the Research Workplan it will ensure that such stocks are sourced from an authorised distributor.

5.	LICENSING AND SUB-LICENSING

5.1	BioMed will be entitled to grant to third parties (which includes Affiliates of BioMed) licences and/or sub-licences of the Agreement IP and/ or its rights under this Agreement, provided always that BioMed complies with the provisions of Clauses 5.2 and 5.3.

5.2	BioMed acknowledges that each third party to whom BioMed grants a licence and/or sub-licence of its rights to use any of the Agreement IP may (if BioMed grants such third party the right to do so) grant further sub-licences of its rights to use the Agreement IP but that any sub-sub-licensees appointed by such third parties will not have the right to grant further sub-licences, and this restriction on sub-sub-licensees granting further sub-licences of their rights to use the Agreement IP will be reflected in each Sub-Licence Agreement.

5.3	BioMed agrees that it will:

5.3.1	enter into an appropriate written agreement with each third party to whom it grants a licence and/or sub-licence of its rights to use the Agreement IP setting out the terms on which the Sub-Licensee is entitled to use (and grant sub-licences to third parties to use) the Agreement IP;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.3.2	procure that any third party to whom it grants a licence and/or sub-licence of its rights to use the Agreement IP enters into an appropriate written agreement with each sub-sub-licensee to whom that third party grants a sub-licence of its rights to use the Agreement IP setting out the terms on which the sub-sub-licensee is entitled to use the Agreement IP;

5.3.3	use reasonable efforts to [***]. ProTides acknowledges and agrees that notwithstanding this Clause 5.3.3, but subject to the other provisions of this Clause 5, BioMed will have sole discretion in relation to the terms, financial or otherwise, on which it grants any licence and/or sub-licence of its rights in relation to the Agreement IP [***];

5.3.4	notify ProTides of the grant of each licence and/or sub-licence, such notification to include a copy of the agreement with each Sub-Licensee, within [***] of execution;

5.3.5	ensure that the provisions of the Sub-Licence Agreement are consistent with all relevant provisions of this Agreement. [***];

5.3.6	ensure that the Sub-Licence Agreement imposes obligations of confidentiality on the Sub-Licensee which are no less onerous than those set out in Clause 14;

5.3.7	except for licences and/or sub-licences granted to Affiliates of BioMed, only enter into bona-fide Sub-Licence Agreements with third parties on an arm’s-length basis; and

5.3.8	ensure that any licences and/or sub-licences granted by BioMed to Affiliates which are not on an arm’s length basis are terminated if the relevant Affiliate is no longer a member of the BioMed group, which will for these purposes be deemed to comprise (i) any parent company of BioMed, (ii) all subsidiaries of Bio-Med, and (iii) all subsidiaries of any parent company of BioMed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.4	BioMed shall procure that each Sub-Licensee complies fully at all times with the provisions of its Sub-Licence Agreement.

5.5	BioMed shall be responsible to ProTides for all acts and/or omissions of each Sub-Licensee as if such acts or omissions had been made by BioMed. ProTides acknowledges that if any act or omission of a Sub-Licensee is deemed to be a material breach of this Agreement by BioMed, BioMed and/ or the Sub-Licensee will have an opportunity to remedy the material breach on the same basis as would apply if the act or omission had been committed by BioMed.

5.6	ProTides acknowledges and agrees that the restrictions contained in Clauses 5.1 to 5.3 (inclusive) will not apply to any licences and/or sub-licences to use the Agreement IP granted by BioMed or its Sub-Licensees to any third party sub-contractors for the sole purpose of enabling the third party sub-contractor to provide any Sub-Contracting Services for BioMed or the Sub-Licensee (as the case may be).

6.	JOINT MANAGEMENT COMMITTEE

6.1	BioMed and ProTides will establish a joint management committee (the “JMC”) to oversee conduct of the Research Work.

6.2	Each party will:

6.2.1	nominate [***] to participate as members of the JMC;

6.2.2	notify the other party of its initial [***] for the JMC within [***] following the Commencement Date and provide contact details (including a telephone number and email address) for its members;

6.2.3	keep the other party and the then current members of the JMC advised of any changes to its members and/ or the contact details for any of its members.

One of [***] members shall be the Principal Investigator.

6.3	[***] will designate one of its members to act as the chairman or chairwoman (as the case may be) of the JMC (“the JMC Chair”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.4	The JMC will meet at least [***] during the period that the Research Work is ongoing. Meetings will be organised by the JMC Chair and may take place in person or by telephone or video conferencing, provided that at least [***] the JMC will meet in person. Each party shall bear all costs incurred by its members for attendance at and travel to meetings of the JMC. The JMC Chair will consult with [***] nominated representatives as to the date and location of meetings of the JMC and will take reasonable account of [***] nominated representatives’ other work related commitments when organising such meetings. The quorum for meetings of the JMC will be at least [***] appointed by each party.

6.5	The JMC’s responsibilities will include:

6.5.1	subject to Clause 6.6, discussing and agreeing promptly following the Commencement Date a workplan setting out in reasonable detail the research work to be conducted by ProTides on BioMed’s behalf during the [***] of the Agreement, the timescales for completion thereof, the deliverables to be provided by ProTides to BioMed and the budget for such research work;

6.5.2	subject to Clause 6.6, agreeing and documenting prior to each [***] of the Commencement Date any amendments and extensions to the Research Workplan as necessary to cover the research work to be conducted by ProTides during, and to set the budget for such work for, the forthcoming [***] period;

6.5.3	overseeing ProTides’ performance of the Research Work and monitoring progress and the results thereof; and

6.5.4	subject to Clause 6.6, considering and approving any changes to the Research Workplan (including any amendments to the Staff Costs or the budget for the Research Work) proposed by ProTides pursuant to Clause 7.9.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

6.6	Notwithstanding the foregoing, each party acknowledges that:

6.6.1	the JMC will have no power to agree any changes to the terms of this Agreement or to give any consents or notifications required to be given by or to either party under this Agreement;

6.6.2	the JMC will have no power to oblige ProTides to undertake any work:-

(a)	which is outside the scope of its expertise; and/or

(b)	for which a fair and reasonable compensation package has not been agreed between the parties in writing; and

6.6.3	the budget for the Research Work to be conducted by ProTides during the [***] of this Agreement and thereafter, the scope of the Research Workplan and any amendments or extensions of the Research Workplan (including setting of and any changes to the Staff Costs and/ or the budget for the Research Work) agreed by the JMC pursuant to Clauses 6.5.2 and 6.5.4 will require both ProTides and BioMed’s prior written approval.

6.7	[***] will ensure that the JMC Chair:

6.7.1	circulates minutes of each meeting of the JMC to all members within [***] [***] following the date of the relevant meeting; and

6.7.2	circulates a written agenda to each member at least [***] in advance of each meeting of the JMC.

6.8	All decisions of the JMC will be made by consensus. If, after reasonable discussion, consensus cannot be achieved on any decision, the relevant decision will be referred to each party’s Chief Executive Officer for determination. If the Chief Executive Officers of the parties cannot after reasonable efforts reach agreement on the referred issue, [***] will, subject always to the provisions of Clause 6.6, have the deciding vote. For the avoidance of doubt, [***] cannot use its deciding vote to decide any of the matters specified in Clause 6.6, each of which must be expressly agreed in writing by the parties.

6.9	The JMC will continue to operate at all times whilst ProTides is conducting the Research Work.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.	CONDUCT OF THE RESEARCH WORK

7.1	ProTides will at all times conduct the Research Work in accordance with the terms of this Agreement, including the Research Workplan, and in line with any directions received from the JMC.

7.2	The Research Work will commence promptly following the JMC reaching agreement on the Research Workplan pursuant to Clause 6.5.1 and BioMed and ProTides approving the scope of and budget for the Research Work pursuant to Clause 6.6.3.

7.3	Subject to Clause 7.6, during the Initial Period, BioMed will not be entitled to terminate the Research Work, except if BioMed terminates this Agreement in its entirety pursuant to Clause 15. Following the Initial Period, BioMed may terminate the Research Work, at its sole discretion, at any time by serving not less than [***] written notice of termination on ProTides. If BioMed terminates the Research Work, this Clause 7 (other than Clause 7.8.3) will cease to have effect and the terms of Clause 16.3 will apply, but the other terms of this Agreement will continue in full force and effect.

7.4	BioMed acknowledges that ProTides may sub-contract the Research Work to the University and/or to [***]. ProTides will not sub-contract any part of the Research Work to any third party other than the University or [***] without first obtaining BioMed’s prior written consent. ProTides will enter into an appropriate written agreement with each third party (including the University and [***]) to whom it sub-contracts any part of the Research Work confirming that:

7.4.1	all right, title and interest in and to any Research IP generated or derived by that sub-contractor (and any personnel engaged by that sub-contractor to work on the Research Work) will be owned by BioMed; and

7.4.2	such sub-contractor will keep all Technical Information, Research IP and information relating to the Research Work confidential and will not use the Technical Information and/ or Research IP for any purpose other than conducting the Research Work, in accordance with the terms set out in Clause 14.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.5	ProTides will:

7.5.1	be responsible for all and any sums payable to any sub-contractors including the University and [***] in relation to performance of any part of the Research Work;

7.5.2	procure that each sub-contractor complies fully at all times with the provisions of its sub-contract agreement; and

7.5.3	be responsible to BioMed for all acts and/or omissions of each sub-contractor as if such acts or omissions had been made by ProTides.

7.6	The Research Work (including any work sub-contracted to the University, [***] or any other third party pursuant to Clause 7.4) will be performed under the supervision and direction of the Principal Investigator. If at any time during the period of this Agreement the Principal Investigator is unable or unwilling to continue with supervision and direction of the Research Work or to participate as a member of the JMC, ProTides will promptly notify BioMed of this fact and, in consultation with BioMed, will endeavour to appoint a successor as soon as reasonably practicable thereafter. If an appropriate successor acceptable to both parties cannot be found within [***] following ProTides’ notification, BioMed may terminate the Research Work with immediate effect by serving a written notice on ProTides. If BioMed terminates the Research Work, this Clause 7 (other than Clause 7.8.3) will cease to have effect and the terms of Clause 16.3 will apply, but the other terms of this Agreement will continue in full force and effect.

7.7	ProTides will ensure that all personnel engaged by it or by any of its sub-contractors to undertake the Research Work are appropriately experienced and trained. ProTides will promptly following BioMed’s request supply to BioMed details of the scientific qualifications and grade of the scientist(s) engaged by ProTides and/ or any of its sub-contractors to perform the Research Work. ProTides will ensure that its and its sub-contractor’s personnel engaged on the Research Work keep detailed written laboratory notebooks and other records and reports of their progress with, and the results of, the Research Work in accordance with good industry practice, and that such laboratory notebooks are signed, witnessed and dated daily in accordance with good academic and scientific practice.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.8	ProTides will provide to the JMC and to BioMed (in BioMed’s case, promptly on request):

7.8.1	within [***] following the end of each Quarter during the period when the Research Work is ongoing a written interim report summarising its progress with, and the results of, the Research Work in the relevant Quarter;

7.8.2	within [***] following completion of the Research Work a written report summarising in full its progress with, and the results of, the Research Work;

7.8.3	[***], a copy of all results and other data and records generated by ProTides and the University and any other approved sub-contractors in the course of performing the Research Work.

7.9	[***] will keep the Research Workplan under review and promptly notify the JMC of all and any amendments to the Research Workplan, including any changes to the budgets and/ or timelines contained in the Research Workplan, which [***] believes are reasonably necessary in light of the ongoing results of the Research Work or other extraneous circumstances occurring during the Research Work. All changes to the Research Workplan will require the JMC’s and the parties’ prior written consent.

7.10	ProTides will regularly consult with, and take reasonable account of all comments received from, the JMC in relation to the conduct of and progress with the Research Work.

7.11	ProTides will (and will ensure that the University, [***] and any other approved sub-contractors) carry out its (and their) responsibilities in connection with the Research Work:

7.11.1	diligently, with reasonable skill and care and using reasonable efforts to ensure that appropriate levels of expertise and personnel are contributed to conduct the Research Work in a proper and efficient manner; and

7.11.2	in accordance with all applicable laws and regulations including all FDA, EMEA and ICH guidelines and the terms of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.12	The parties acknowledge that:-

7.12.1	the Research Work is a research project and as with any research project, notwithstanding the Research Work being properly conducted by ProTides in accordance with the Research Workplan and the terms of this Agreement, the objectives of the Research Work may not be achievable and the therefore the result of cannot be guaranteed within a particular timeframe or at all;

7.12.2	ProTides is not able to undertake its responsibilities under the Research Workplan in accordance with good laboratory practice; and

7.12.3	any samples of compounds manufactured and supplied by ProTides to BioMed will not be manufactured in accordance with GMP.

7.13	If at any time [***], provided that in each case:

7.13.1	ProTides’ and/ or the University’s (as the case may be) bid for such work is [***];

7.13.2	ProTides and/ or the University (as the case may be) is [***]; and

7.13.3	ProTides’ and/ or the University’s (as the case may be) [***].

7.14	ProTides acknowledges that if:

7.14.1	ProTides’ and/ or the University’s (as the case may be) bid for any medicinal chemistry work is [***];

7.14.2	ProTides and/ or the University is/are [***]; and/ or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.14.3	[***],

BioMed will be entitled to employ, contract or otherwise instruct or utilise a third party to carry out any such medicinal chemistry research activities in relation to the Compounds, [***].

7.15	If and when requested to do so by [***],[***] will, subject to receiving reasonable written notice and during normal business hours, allow an independent accountant appointed by [***] access to inspect [***] records to verify that the terms on which any third party has been appointed by [***] to carry out medicinal chemistry research activities in relation to the Compounds [***]. Any independent accountant appointed by [***] pursuant to this Clause 7.15 will enter into a confidentiality agreement with [***] in terms of which the independent accountant will agree to keep all information gained from inspection of [***] records confidential and not to disclose and/ or use any such information for any purpose other than confirming to [***] whether [***]has complied with its obligations [***]. [***] acknowledges that such independent accountant will not be entitled to disclose to [***] the actual terms upon which [***] has appointed any third party to carry out medicinal chemistry research activities in relation to the Compounds.

8.	BIOMED RESPONSIBILITIES

8.1	BioMed will be responsible [***] for (and will have sole discretion, subject to Clause 8.3, in relation to):-

8.1.1	evaluation of the Compounds to determine which (if any) are suitable candidates for further research as pharmaceutical products and selection of any lead candidates;

8.1.2	determining the strategy and timing for, and overseeing the conduct and management of, the pre-clinical and clinical research and/ or development of Products, [***];

8.1.3	[***];

8.1.4	the manufacture, distribution, marketing, sale and supply of Products; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.1.5	reviewing the ongoing results of the Research Work and determining the patenting strategy for any patentable inventions comprised within the Research IP.

8.2	BioMed will provide to ProTides [***] a [***] report which provides ProTides with an update regarding BioMed’s and/or that of its Sub-Licensees progress with its efforts with the activities set out in Clause 8.1.

8.3	BioMed will, during the period of this Agreement, use [***] efforts to research and develop Products and thereafter to obtain regulatory approvals for the Products and to [***] sales of the Products in major pharmaceutical markets.

8.4	Without prejudice to the generality of Clause 8.3, BioMed agrees that it shall use [***] efforts to ensure that [***] within [***] of the Commencement Date. For these purposes “[***]” means [***].

8.5	BioMed will promptly notify ProTides in writing of the [***] by BioMed or its Sub-Licensees anywhere in the Territory. BioMed will promptly notify ProTides in writing when [***] occur.

8.6	BioMed will, during the period of this Agreement, [***] with all relevant legislation, rules, regulations and statutory requirements relating to the [***] of Products.

8.7	ProTides acknowledges that BioMed’s ability to properly perform its duties under this Clause 8 is dependent upon [***]. BioMed will not be liable for any breach of or failure to perform its obligations under this Clause 8 to the extent that such breach or failure of performance is the result of [***].

9.	DELETED

10.	FINANCIAL PROVISIONS

10.1	Subject to Clause 6.6.3, [***] will:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.1.1	reimburse [***] for all reasonable costs (other than [***]) actually incurred by [***] (but excluding [***]) in connection with performance of the Research Work in accordance with the budget set out in the Research Workplan; and

10.1.2	unless otherwise agreed with [***] and for so long as the relevant scientists are engaged in performing the Research Work reimburse [***] for [***] in accordance with the terms set out in [***] of the Schedule.

[***] will invoice [***] for such costs [***]. Except in the case of a manifest error or a bona fide dispute as to the amount properly due, [***] will pay all such invoices within [***] following receipt.

10.2	In consideration of the execution of the Assignment Agreement and licence rights granted to BioMed under this Agreement, BioMed will pay to ProTides the following milestone payments:

10.2.1	[***];

10.2.2	[***];

10.2.3	[***];

10.2.4	[***];

10.2.5	[***];

10.2.6	[***];

10.2.7	[***];

10.2.8	[***];

10.2.9	[***]; and

10.2.10	[***].

For the purposes of this Clause, “[***]” will be deemed to mean [***], “[***]” is [***] and “[***]” will be deemed to mean [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

10.3	The payments referred to in Clauses 10.2.2, 10.2.4, 10.2.6, 10.2.8, and 10.2.10 will be due for [***]. For example, [***].

10.4	Each of the payments referred to in Sub-Clauses 10.2.1 to 10.2.10 (inclusive) will be paid in [***]. [***].

10.5	In further consideration of execution of the Assignment Agreement and the licence rights granted to BioMed under this Agreement, BioMed will pay to ProTides subject to Clause 10.6 and in accordance with Clause 10.7:

10.5.1	royalties at the following rates in respect of all Net Sales and [***] Sales generated by BioMed and any Sub-Licensees which are Affiliates of BioMed and which sub-licences have not been entered into on an arm’s length basis in each calendar year during the period of this Agreement:

[***] Net Sales and [***] Sales in each calendar year, to be calculated on a [***] basis	Royalty Rate

Up to [***] United States Dollars ($[***]USD)	[***] percent ([***]%)

[***] United States Dollars ($[***] USD) up to [***] United States Dollars ($[***] USD)	[***] percent ([***]%)

[***] United States Dollars ($[***] USD) up to [***] Million United States Dollars ($[***] USD)	[***] percent ([***]%)

[***] United States Dollars ($[***] USD) up to [***] United States Dollars ($[***] USD)	[***] percent ([***]%)

In excess of [***] United States Dollars ($[***] USD)	[***] percent ([***]%)

10.5.2	royalties at a rate to be calculated as follows in respect of Net Sales and [***] Sales generated by each Sub-Licensee (other than Sub-Licensees which are Affiliates of BioMed and which sub-licences have not been entered into on an arm’s length basis) in each calendar year of this Agreement:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Royalty rate = [***]

Where:

A= [***] percent ([***]%)

B= the actual royalty rate to be applied to the relevant Sub-Licensee’s Net Sales and/or [***] Sales in the relevant calendar year in calculating sums due to BioMed in respect thereof.

If the value of B in the Sub-Licence Agreement is not a fixed amount but changes depending on, for example, the amount of cumulative sales or other criteria then a separate calculation of the royalty rate will be made for each category for which the value of B is variable.

For example:

(i)	if BioMed is due royalties from a Sub-Licensee equivalent to [***] ([***])% of a Sub-Licensee’s Net Sales and/or [***] Sales in the relevant calendar year, the royalty rate for the purposes of this Clause 10.5.2 will be calculated as follows:

[***]

and accordingly the sum payable by BioMed to ProTides will be [***]% of the Net Sales and [***] Sales generated by the relevant Sub-Licensee in the relevant calendar year;

(ii)	if BioMed is due royalties from a Sub-Licensee equivalent to [***] ([***])% of the Sub-Licensee’s Net Sales and/or [***] Sales in the relevant calendar year, the royalty rate for the purposes of this Clause 10.5.2 will be calculated as follows:

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

and accordingly the sum payable by BioMed to ProTides will be [***]% of the Net Sales and [***] Sales generated by the relevant Sub-Licensee in the relevant calendar year; and

(iii)	if BioMed is due royalties from a Sub-Licensee equivalent to [***] percent ([***]%) on the first $[***] of the Sub-Licensee’s Net Sales in each year and twelve percent ([***]%) thereafter, then the royalty rates will be calculated as follows:

[***] of the Sub-Licensee’s Net Sales in the relevant calendar year, and

[***] Net Sales generated by the Sub-Licensee in the relevant calendar year.

10.6	If in any country or territory there is [***], then the royalty rate payable by BioMed in respect of Net Sales and/ or [***] Sales of the relevant Product in the relevant country or territory will be [***] percent ([***]%) and the Net Sales and/ or [***] Sales of the relevant Product in the relevant country or territory will be [***] for the purposes of Clause 10.5.

10.7	The royalty payments due to ProTides pursuant to Clauses 10.5 and 10.6 will be paid within [***] following the end of [***] in which;-

10.7.1	in respect of Net Sales and [***] Sales generated by BioMed and any Sub-Licensees which are Affiliates of BioMed and which sub-licences have not been entered into on an arm’s length basis, the Net Sales and [***] Sales were actually received by BioMed and the relevant Sub-Licensees; and

10.7.2

in respect of Net Sales and [***] Sales generated by each Sub-Licensee (other than Sub-Licensees which are Affiliates of BioMed and which sub-licences have not been entered into on an arm’s length basis), the sums payable to BioMed in respect of such Net Sales and [***] Sales were actually received by BioMed, unless the sums payable to BioMed in respect of such Net Sales and [***] Sales are less than the amounts which BioMed is due to pay to ProTides in respect of such Net Sales and [***] Sales, in which case the royalty payments due to ProTides in respect of such Net Sales and [***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sales will be paid within [***] following the end of [***] in which the relevant Net Sales and [***] Sales were actually received by the relevant Sub-Licensee.

10.8	Each royalty will be accompanied by a written statement showing the following for each and every Product:

10.8.1	[***];

10.8.2	[***];

10.8.3	[***];

10.8.4	[***];

10.8.5	[***];

10.8.6	[***];

10.8.7	[***];

10.8.8	[***];

10.8.9	[***]; and

10.8.10	[***].

10.9	All payments due to ProTides under this Agreement will be paid by electronic transfer to the following bank account:-

Sort Code:	[***]

Account No:	[***]

Bank:	[***]

Account Name:	[***]

IBAN:	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

All charges for electronic transfer of funds to the foregoing account levied by [***] bank will be borne by [***]. All charges for electronic transfer of funds to the foregoing account levied by [***] bank will be paid by [***].

10.10	All royalties payable under Clause 10.5 will be paid in [***] and, if any sums on which royalties are payable are received in a currency other than [***], they will be converted into [***] using the daily 12 noon buying rate in New York, as certified by the New York Federal Reserve Bank, for that currency on the last business day of [***] in respect of which the royalties are due.

10.11

BioMed will, and will ensure that its Sub-Licensees will, for a period of [***] following the end of the year to which the relevant books and records relate, keep appropriate books and records of all its (and their) Net Sales and [***] Sales, and all sums paid to BioMed by its Sub-Licensees, in sufficient detail to enable the royalties payable to ProTides under this Agreement to be calculated. BioMed will, and will procure that its Sub-Licensees will, allow ProTides at BioMed or its Sub-Licensees’ discretion, an independent auditor appointed by ProTides on giving reasonable notice [***] access to inspect such books and records for the purpose of verifying the sums due to ProTides under this Agreement. ProTides will ensure that any auditor whom it appoints to inspect BioMed’s and/ or its Sub-Licensees books and records for the purpose of verifying the royalties due to ProTides under this Agreement treats such books and records as the confidential information of BioMed and/ or the Sub-Licensee (as the case may be) and does not disclose any information contained in such records to any third party other than ProTides and its other professional advisers, and then only to the extent required to verify whether BioMed has complied with its obligations under this Agreement. All fees and expenses relating to audits of BioMed’s books and records performed by ProTides or any independent auditor will be the sole responsibility of ProTides unless there is an error of more than [***]% in any amount due or paid to ProTides in which case BioMed shall [***] pay to ProTides the [***] external costs of the audit. If ProTide’s inspection shows that BioMed has paid more than the amounts properly due under this Agreement then BioMed shall be entitled at its option to either deduct such excess from any sums payable to ProTides’ under this Agreement or to reclaim the overpayment from ProTides. If ProTides’

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

inspection reveals a deficit then, without prejudice to any other right or remedy available to ProTides, BioMed shall [***] make good the deficit and pay interest on the deficit at the rate specified in this Agreement from the date upon which the deficit arose to the date upon which the deficit was paid.

10.12	Interest at the rate of [***] per cent ([***]%) per annum above the base rate from time to time of The Royal Bank of Scotland plc will be due and payable on all sums due under this Agreement from the due date for payment until settlement in full.

10.13	All payments due to ProTides under this Agreement will be made [***]. If BioMed is required by law to make any deduction or to withhold any part of any amount due to ProTides under this Agreement, BioMed will promptly account to the relevant tax or other authority for the full amount of the deduction or withholding, give to ProTides proper evidence of the amount deducted or withheld and payment of that amount to the relevant taxation or other authority, and will use reasonable endeavours to enable or assist ProTides to claim exemption from or, if that is not possible, to obtain a credit for the amount deducted or withheld under any applicable double taxation or similar agreement from time to time in force.

10.14	The amounts paid by BioMed to Protides pursuant to this Clause 10 will be deemed to be Confidential Information disclosed to Protides by BioMed and will be kept confidential by ProTides in accordance with Clause 14.

10.15	The amounts specified in this Agreement are exclusive of VAT or any other sales tax or duties which, if payable, shall be paid by the payer in addition to the sums in respect of which they are due.

11.	INTELLECTUAL PROPERTY

11.1	ProTides will:

11.1.1	ensure that all right, title and property in and to any Research IP, [***], is assigned to and vests fully in BioMed; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.1.2	not assign, or grant any right or interest in, any of the Licensed IP to any third party without first obtaining BioMed’s prior written consent, which consent it will be in BioMed’s sole discretion to refuse.

11.2	ProTides will promptly on BioMed’s request:

11.2.1	execute all documents reasonably required to give effect to the licences granted to BioMed under Clause 3.1 and to enable registration of the licences at the relevant patent offices; and

11.2.2	do all such things and execute all such further documents, forms and authorisations as may be required to vest the whole property, right, title and interest in and to the Research IP and Research Patents in BioMed absolutely, and to enable BioMed to record the assignation of the Research Patents at the relevant patent registries, including executing formal assignations.

11.3	ProTides acknowledges that BioMed will be free to file patent applications in its own name in respect of any (i) new uses of the Compounds, (ii) the Research IP, and/ or (iii) Products developed by BioMed.

12.	PATENTING

12.1	ProTides acknowledges that BioMed will be entitled at any time and in its sole discretion to prepare and file:

12.1.1	in the name of ProTides, [***] (“Compound Divisionals”); and

12.1.2	in its own name, patent applications for any patentable inventions comprised within the Research IP.

12.2	ProTides will promptly:

12.2.1	on BioMed’s request [***] provide (and ensure that all inventors named on the Compound Patents or the Research Patents (as the case may be) provide) to BioMed all information, documentation and assistance (including executing documents) which BioMed may reasonably require to enable it to file any Compound Divisionals and/ or the Research Patents;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.2.2	on BioMed’s request [***] provide (and use reasonable endeavours to ensure that all inventors named on the Compound Patents or the Research Patents (as the case may be) provide) to BioMed all information, documentation and assistance (including executing documents) which BioMed may reasonably require to enable it to prosecute any Compound Divisionals and/ or the Research Patents; and.

12.2.3	following the Commencement Date [***] take all steps necessary to (in so far as not already undertaken prior to the Commencement Date):

(a)	obtain written confirmatory assignments from each inventor named on the patent applications listed in Part 1 of the Schedule of all rights in and to such patent applications; and

(b)	record and register the assignation of the whole right, title and interest in and to the Compound Patents from [***] to ProTides at all appropriate patent offices.

BioMed will on ProTides’ request use its [***] endeavours to assist ProTides to undertake the actions specified in paragraphs (a) and (b) above, however the responsibility for fulfilling the obligations remains solely with ProTides.

12.3	ProTides will keep BioMed regularly informed regarding its progress with its obligations under this Clause and will promptly confirm to BioMed in writing once these obligations have been fulfilled.

12.4	BioMed will subject to ProTides timeously fulfilling its obligations under Clause 12.2 during the period of this Agreement at [***]:

12.4.1	prosecute and maintain [***];

12.4.2	use its [***] endeavours to obtain the maximum possible protection [***];

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.4.3	as and when appropriate file applications for supplementary protection certificates and other extensions of term [***]; and

12.4.4	ensure that all filing and renewal fees necessary to prosecute and maintain [***] are paid timeously.

12.5	ProTides acknowledges that subject to [***], BioMed will have sole discretion and control in relation to the patenting strategy for the Research Patents and/ or Compound Patents and any decision which requires to be taken with regard to filing, prosecution and maintenance of the Research Patents and/ or the Compound Patents in all relevant countries and territories.

12.6	BioMed will:

12.6.1	[***];

12.6.2	[***]; and

12.6.3	[***].

12.7	BioMed will during the period of this Agreement have the right (but not the obligation) to take any action, legal or otherwise (including commencing and conducting relevant court proceedings in its own name or in the joint names of the parties), as may be necessary or expedient to prevent or stop any infringement of the Agreement IP and/or to defend the Agreement IP against any challenge to validity or ownership. Unless otherwise agreed with ProTides, all costs associated with BioMed’s taking any action or commencing or conducting any proceedings under this Clause 12.7 will be paid by BioMed. If BioMed commences or becomes involved in any action pursuant to this Clause 12.7 it will use reasonable endeavours to pursue and complete the proceedings to the extent reasonably possible in a manner which protects the commercial interests of both parties.

12.8	Each party will notify the other party of any:

12.8.1	actual, threatened or suspected infringement of the Agreement IP; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

12.8.2	proceedings commenced against it in which the validity or ownership of any of the Compound Patents or Research Patents is challenged,

and provide all details relating thereto in its possession, as soon as reasonably practicable after it becomes aware of such matters.

12.9	ProTides will on BioMed’s request and [***] provide to BioMed all information, documentation and assistance (including executing documents) which BioMed may reasonably require to enable it to take any action or commence or conduct any proceedings pursuant to Clause 12.7.

12.10	BioMed will:

12.10.1	[***]; and

12.10.2	[***].

12.11	Any monies received by or sums awarded to BioMed in settlement of or as compensation, costs or damages as a result of taking any action or commencing or conducting any proceedings under Clause 12.7 will belong solely to BioMed with the exception of monies or sums:

12.11.1	designated by the court in the relevant award or allocated in the relevant settlement agreement as representing lost royalties or an account of profits which will be regarded for the purpose of Clause 10.5 as Net Sales generated by BioMed in [***] in which the relevant monies or sums were actually received by BioMed; and

12.11.2	in respect of attorney’s fees and costs relating to such actions or proceedings which shall be shared between BioMed and ProTides pro rata based upon the amount of attorney’s fees and costs incurred by each of them (in ProTides’ case, to the extent such fees and costs have not previously been reimbursed to ProTides by BioMed and provided that such fees have been previously agreed with BioMed).

12.12	If BioMed does not take any action to prevent or stop any infringement of the Agreement IP and/or to defend the Agreement IP against any challenge to validity or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ownership within [***] following the written notice pursuant to Clause 12.8 or at least [***] prior to the deadline for taking action in the relevant proceedings, whichever deadline occurs earlier, ProTides will have the right to take such action or defend such challenge at its own expense, in which case, ProTides will be entitled to retain all amounts recovered in taking such action and BioMed will comply with the terms of Clause 12.10 as if the names of the parties in that Clause had been swapped.

13.	WARRANTIES AND LIABILITIES

13.1	Each party hereby warrants to the other that it has full power and authority to enter into and to perform its obligations under this Agreement.

13.2	ProTides hereby warrants to BioMed that as at the Commencement Date:-

13.2.1	it has all necessary rights and authorities to grant to BioMed the licences contained in Clause 3.1 and to fulfil its obligations under this Agreement;

13.2.2	it has not granted to any third party any licence or right to use, or any option to obtain a licence or right to use, the Agreement IP for any purpose whatsoever;

13.2.3	it is the sole and exclusive owner of all right, title and interest in and to the patents and patent applications listed in Part 1 of the Schedule and the Technical Information and there are no third parties with any rights in or to the Agreement IP, including any right granted to any third party to have the Agreement IP (or any part thereof) assigned or transferred to it;

13.2.4

it is not aware, such awareness to be based on the information actually in the possession of ProTides, having made reasonable enquiry of [***], [***], the Principal Investigator and the inventors listed on the Compound Patents listed in Part 1 of the Schedule of any intellectual property rights of ProTides, [***], the University or [***] (but, in the case of enquiries made of the University or [***], limited to intellectual property rights

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

generated in the laboratory of the Principal Investigator) or a third party that would be infringed by BioMed using the Compound Patents to research and develop pharmaceutical products to the extent that they incorporate [***] and thereafter to manufacture, market, distribute and sell such pharmaceutical products;

13.2.5	so far as it is aware, such awareness to be based on the information actually in the possession of ProTides, having made reasonable enquiry of [***], [***], the Principal Investigator and the inventors listed on the Compound Patents listed in Part 1 of the Schedule, the Technical Information has been kept confidential and has only been disclosed to third parties under appropriate confidentiality restrictions;

13.2.6	the patent applications comprised within the Compound Patents listed in Part 1 of the Schedule are proceeding normally and ProTides is not aware of any reason why the patent applications comprised within the Compound Patents listed in Part 1 of the Schedule may not be granted or if granted, would be open to a challenge on the grounds of invalidity;

13.2.7	it has provided to BioMed a copy of all correspondence in its possession to and from the patent agents prosecuting the patent applications comprised within the Compound Patents, including a copy of all patent applications, international search reports and office actions; and

13.2.8	other than has previously been disclosed to BioMed in writing, all information provided to BioMed in relation to the Agreement IP is true and accurate in all material respects and all material information in ProTides’ or [***]’ possession relating to the Agreement IP has been disclosed to BioMed in writing prior to the Commencement Date.

13.3	ProTides undertakes to BioMed that it will not conduct (or agree to conduct) any work for BioMed pursuant to this Agreement (including the work to be set out in the Research Workplan and any medicinal chemistry research activities pursuant to Clause 7.13) if it does not (or its permitted sub-contractors do not) have all necessary scientific and technical facilities and expertise to be able to properly conduct such work in accordance with the terms of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.4	Nothing in this Agreement will affect either party’s liability to the other or to third parties for death or personal injury resulting from its own or that of its employees’, agents’ or sub-contractors’ negligence which liability will not be limited.

13.5	[***].

13.6	Each party (the “Indemnifying Party”) will indemnify and hold harmless the other party (the “Indemnified Party”), its directors, officers, shareholders, employees and agents from and against, and be responsible for all claims, demands, losses, costs, damages, actions, suits or proceedings brought or prosecuted by a third party (including reasonable lawyers’ fees and other litigation costs) and all liabilities, losses, costs, and damages incurred by the Indemnified Party, to the extent arising out of the Indemnifying Party’s (or its employees, agents or sub-contractors) negligence or breach of the warranties contained in Clauses 13.1 and 13.2 or the undertaking given in Clause 13.3.

13.7	BioMed (the “Indemnifying Party”) will indemnify and hold harmless ProTides (the “Indemnified Party”), its directors, officers, shareholders, employees and agents from and against all claims, demands, losses, costs, damages, actions, suits or proceedings brought or prosecuted by a third (including reasonable lawyers’ fees and other litigation costs) and all liabilities, losses, costs, and damages incurred by the Indemnified Party to the extent arising out of:-

13.7.1	[***]; and/or

13.7.2	[***],

but excluding any such liability, damages, claims, proceedings, expenses to the extent that they arise as a result of any breach (or any failure to perform) by [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

13.8	Each party’s indemnification obligations under Clauses 13.6 and 13.7 will be subject to the following conditions:-

13.8.1	the Indemnified Party will provide the Indemnifying Party with written notice of each claim or liability within [***] after it receives notice of such claim or liability;

13.8.2	subject to the Indemnifying Party confirming in writing that the indemnity will apply to the relevant claim or liability, the Indemnifying Party will be solely responsible for the investigation, defence, settlement and discharge of such claim or liability; and

13.8.3	the Indemnified Party will at the Indemnifying Party’s cost furnish the Indemnifying Party with all assistance reasonably requested by the Indemnifying Party in connection with the investigation, defence, settlement and discharge of such claim or liability.

The Indemnified Party’s failure to comply with its obligations pursuant to this Clause 13.8 will not constitute a breach of this Agreement or relieve the Indemnifying Party of its obligations pursuant to Clauses 13.6 or 13.7 except to the extent, if any, that the Indemnifying Party’s defences of the claim, action or proceeding was actually materially impaired thereby.

13.9	Each party will obtain and/or maintain at all times during the period of this Agreement general liability insurance in amounts which are [***]. Each party will on request provide written proof of the existence of such insurance to the other party.

14.	CONFIDENTIALITY

14.1

BioMed will not at any time during the period of this Agreement or thereafter disclose to any third party or use, or permit any person under its control to disclose to any third party, any information of a confidential nature which ProTides may disclose to BioMed during the period of this Agreement (including information relating to the Compounds, the Compound Patents and the Technical Information or ProTides’ business or scientific strategies, opportunities, finances, processes, or other intellectual property) except as expressly or impliedly permitted by this Agreement or as necessary or desirable to enable BioMed to fully exploit its rights under this Agreement or with the prior written consent of ProTides. BioMed will ensure that its

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

employees, agents and representatives to whom confidential information which ProTides may disclose to BioMed during the period of this Agreement is disclosed are made aware of and observe the terms of this Clause 14.1.

14.2	ProTides will:

14.2.1	not at any time during the period of this Agreement or thereafter disclose to any third party or use, or permit any person under its control to disclose to any third party, any information of a confidential nature which BioMed may disclose to ProTides during the period of this Agreement (including information relating to Products or obtained from inspection of BioMed’s books and records pursuant to Clause 10.11 or information relating to any proposed sub-licensing arrangements and copies of Sub-Licence Agreements provided to ProTides by BioMed pursuant to Clause 5 or BioMed’s business or scientific strategies, opportunities, finances, processes, or intellectual property) except as expressly or impliedly permitted by this Agreement or as necessary to enable ProTides to enforce its rights under this Agreement or to comply with its obligations under this Agreement or with the prior written consent of BioMed; and

14.2.2	ensure that its employees, agents and representatives to whom confidential information which BioMed may disclose to ProTides during the period of this Agreement is disclosed are made aware of and observe the terms of this Clause 14.2.

14.3	ProTides will:

14.3.1	not at any time during the period of this Agreement disclose or use or permit any person under its control to disclose to any third party or use any of the Technical Information except as expressly or impliedly permitted by this Agreement or as necessary to enable ProTides to enforce its rights under this Agreement or to comply with its obligations under this Agreement or with the prior written consent of BioMed; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.3.2	ensure that its employees, agents and representatives to whom the Technical Information and/ or Research IP is disclosed are made aware of and observe the terms of this Clause 14.3.

14.4	The obligations contained in Clauses 14.1 to 14.3 (inclusive) will not apply to any information which the party under the relevant obligation can show by written evidence:

14.4.1	is or becomes generally available in the public otherwise than by reason of a breach of confidentiality by the party under the relevant obligation;

14.4.2	except in respect of ProTides’ obligations pursuant to Clause 14.3, was known to the party under the relevant obligation and at the relevant party’s free disposal prior to receipt under this Agreement;

14.4.3	is subsequently disclosed to the party under the relevant obligation without obligation of confidence by a third party owing no obligation of confidentiality to the other party in respect thereof;

14.4.4	is independently developed, discovered or acquired by the party under the relevant obligation without reference to any information covered by an obligation of confidentiality under this Agreement; or

14.4.5	is disclosed to the patent office in any country or territory as part of or in furtherance of a patent application comprised within the Licensed IP; or

14.4.6	is disclosed to a regulatory agency in any country or territory as part of or in furtherance of an application for marketing authorisation for a Product or any variation of a marketing authorisation received for a Product; or

14.4.7	legally requires to be disclosed, provided the party under the legal obligation to disclose provides, to the extent reasonably possible, prompt notice of the legal obligation to disclose to the other party and reasonably cooperates with the other party in seeking to avoid or limit the scope of the disclosure.

14.5	Each party will keep the terms of this Agreement confidential and shall not make any public announcement in relation to the entering into of this Agreement without the other party’s prior written consent, such consent not to be unreasonably withheld or delayed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.6	Notwithstanding Clauses 14.1, 14.2, 14.3, and 14.5:

14.6.1	BioMed will be entitled to provide a copy of this Agreement and any Confidential Information received from ProTides to its investors, potential investors, Sub-Licensees and potential Sub-Licensees and to its professional advisers, provided that such parties are bound by an appropriate obligation of confidentiality no less onerous than that set out in this Agreement in relation to such disclosure;

14.6.2	ProTides will be entitled to provide a copy of this Agreement and any Confidential Information received from BioMed to its investors, potential investors and to its professional advisers, provided that:

(a)	such parties are bound by an appropriate obligation of confidentiality no less onerous than that set out in this Agreement in relation to such disclosure; and

(b)	ProTides will not under any circumstances disclose the terms of this Agreement and/ or any Confidential Information received from BioMed under this Agreement to any third party (including the University) which is subject to a requirement to disclose information pursuant to the Freedom of Information Act 2002 and/ or Freedom of Information (Scotland) Act 2002; and

14.6.3	each party may disclose the terms of this Agreement to any securities exchange or regulatory authority or governmental body to which the relevant party is subject or submits, wherever situated including the U.S. Securities Exchange Commission, the U.K. Stock Exchange Panel or the Panel on Take-overs and Mergers, provided that the relevant party takes full advantage of all provisions to keep confidential as many terms of this Agreement as possible.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.	TERMINATION

15.1	ProTides may terminate this Agreement forthwith by giving written notice to BioMed if:

15.1.1	any sums payable by BioMed under this Agreement remain unpaid [***] after BioMed receiving written notice from ProTides that the relevant sums are overdue for payment; or

15.1.2	at any time during the period of this Agreement, BioMed disputes, or directly or indirectly assists a third party to dispute the validity or ownership of the Compound Patents or the Research Patents;

15.1.3	BioMed is in breach of Clause 8.4, provided that BioMed has not been prevented from [***]; or

15.1.4	[***].

15.2	Each party may terminate this Agreement forthwith by giving written notice to the other party if:-

15.2.1	the other party commits a material breach of any of the terms of this Agreement (other than a breach of any terms of this Agreement which relate to performance of the Research Work) and, if the material breach is capable of remedy, fails to remedy it within [***] after being given a written notice containing full particulars of the breach and requiring it to be remedied; or

15.2.2	an order is made or a resolution is passed for the winding-up of the other party except in the case of a voluntary winding-up for the purposes of a scheme of reconstruction or amalgamation the terms of which have previously been approved in writing by both parties; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

15.2.3	an administration order is made, or a petition for such an order is presented, in respect of the other party; or

15.2.4	a Receiver (or Administrative Receiver) is appointed in respect of the other party or all or any of its assets; or

15.2.5	a voluntary arrangement is proposed under Section 1 of the Insolvency Act 1986 in respect of the other party; or

15.2.6	the other party ceases, or threatens to cease to carry on business; or

15.2.7	anything analogous to the events described in Clauses 15.2.2 to 15.2.6 occurs in any other jurisdiction.

15.3	BioMed may terminate this Agreement forthwith by giving written notice to ProTides if at any time during the period of this Agreement significant safety or ethical concerns arise regarding the use of the Compounds (or any of them) as active ingredients in pharmaceutical products.

15.4	For the purposes of Clause 15.2.1, a breach will be considered capable of remedy if the party in breach can comply with the provision in question in all respects other than as to time of performance (provided always that time of performance is not of the essence).

16.	EFFECTS OF TERMINATION

16.1	Following expiry of the licences granted to BioMed in each country or territory or lawful termination of this Agreement by BioMed pursuant to Clause 15.2.1 (but only as a result of a material breach by ProTides of its obligations under Clauses 3.2, 11.1, 12.2.3, 14.2.1, or 14.3.1):

16.1.1	BioMed will within [***] calculate and pay to ProTides all outstanding sums due in respect of the relevant country or territory or under this Agreement up to the date of expiry or termination (as the case may be);

16.1.2	subject to fulfilling its obligations under Clause 16.1.1, BioMed will have the full right and entitlement to continue using the Agreement IP (on a non-

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

exclusive basis) for the purpose of developing, manufacturing, marketing, distributing and selling pharmaceutical products incorporating the Compounds as active ingredients in the relevant countries or territories in the case of expiry, without any obligation to make any further financial payment to ProTides and in the case of termination, subject to payment of [***] ([***])% of each payment due under Clause 10 as and when such payments would otherwise have fallen due but for the termination of this Agreement;

16.1.3	all sub-licences granted by BioMed prior to the date of expiry or termination (as the case may be) will remain in full force and effect and will not be affected by termination or expiry of this Agreement; and

16.1.4	BioMed will immediately assign back to ProTides all rights in and to the Compound Patents by promptly executing an assignment agreement in favour of ProTides on terms equivalent to those set out in Part 4 of the Schedule to this Agreement.

16.2	Following the lawful termination of this Agreement by ProTides pursuant to Clause 15.1 or 15.2 or by either party pursuant to Clause 17 or by BioMed pursuant to Clause 15.2 (other than a termination covered by Clause 16.1) or 15.3:

16.2.1	BioMed will within [***] calculate and pay to ProTides all outstanding sums due under this Agreement up to the date of termination hereof;

16.2.2	BioMed will cease using the Agreement IP (but in the case of the Compound Patents and the Research Patents, only for so long as the relevant Patents remain in force in each country or territory) in any manner whatsoever except that BioMed may for a period of [***] after the date of termination and subject to payment of the appropriate royalties to ProTides pursuant to Clause 10, continue to distribute and sell any unsold stocks of Products;

16.2.3	BioMed will assign to ProTides all rights in and to all intellectual property relating to the Compounds generated by or on behalf of BioMed utilising the Agreement IP, including the Compound Patents, Compound Divisionals, the Research Patents and the Research IP by promptly executing an assignment agreement in favour of ProTides on terms equivalent to those set out in Part 4 of the Schedule to this Agreement;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

16.2.4	each Party will promptly return to the other Party, or at the other Party’s request destroy, any confidential information disclosed to it by the other Party pursuant to this Agreement; and

16.2.5	each Sub-Licence Agreement will remain in full force and effect provided that:

(a)	the sub-licence was not granted to an Affiliate of BioMed other than on an arm’s length basis;

(b)	the relevant Sub-Licensee continues to observe and comply with the terms of the relevant Sub-Licence Agreement; and

(c)	BioMed promptly following a request from ProTides, such request to be received within a period of [***] following the date of termination, assigns to ProTides all of its rights and obligations under the Sub-License Agreement to ProTides or ProTides’ nominee; and

16.2.6	except as set out in Clause 16.2.5, all Sub-Licence Agreements will terminate.

16.3	If BioMed terminates the Research Work pursuant to Clause 7.3 and/ or 7.6, and [***] following the date of such termination, BioMed is not actively developing [***], all right, title and interest in and to the Research IP, including the Research Patents, will be assigned to ProTides.

16.4	The accrued rights and liabilities of the parties under this Agreement will survive expiry or termination of this Agreement.

16.5

The terms of Clauses 1 (Definitions and Interpretation), 7.8.3, 10 (Financial Provisions)(in relation to sums outstanding as at the date of termination or expiry (including any instalments under Clause 10.4 relating to events which occurred prior to termination or expiry) and any payments due thereafter under Clause 16.1 only), 11.1.1, 11.2.2 and 11.3 (Intellectual Property), 13 (Warranties and Liabilities), 14

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(Confidentiality), 16 (Effects of Termination), 17 (Force Majeure), 18 (Notices), 19 (General) and 20 (Governing Law) will continue in full force and effect regardless of the expiry or termination of this Agreement.

17.	FORCE MAJEURE

17.1	Other than financial obligations under this Agreement which will not fall within the scope of this Clause 17.1, neither party will be deemed to be in breach of this Agreement, or otherwise be liable to the other party, by reason of any delay in performing or failure to perform any of its obligations under this Agreement, to the extent that such delay or failure is due to any event beyond the reasonable control of that party and of which it has notified the other party, including acts of God; acts, regulations and laws of any government; strikes or other concerted acts of workers; acts of vandalism; fire; floods; drought and other weather-related circumstances; earthquakes and other natural disasters; explosions; riots and other civil disturbances; wars (declared or undeclared); rebellion and sabotage; inevitable accidents; quarantine and customs restrictions; damage in factories or warehouses; and any lack of supply of raw materials, excipients, packaging or other supplies; and any time for performance hereunder will be extended by the actual time of delay caused by any such occurrence.

17.2	If either party is prevented by an event of force majeure from complying with its obligations under this Agreement for a continuous period in excess of [***] the other party may terminate this Agreement on giving to the party prevented from complying with its obligations [***] written notice and this Agreement will terminate on the expiry of the [***] notice period provided that the party prevented from complying with its obligations remains so prevented at the expiry of the notice period. The terms of Clause 16 (Effects of Termination) will apply to termination of this Agreement under this Clause.

18.	NOTICES

18.1	Any notice required to be given under this Agreement will be served personally or by courier addressed to the relevant party as specified in Clause 18.2. Any notice so

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

given will be deemed to have been served if personally delivered, on the day and at the time of delivery or if served by courier, [***] after posting and in proving service it will be sufficient to produce a copy of the notice properly addressed with a receipt for delivery.

18.2	Notices to BioMed will be addressed to BioMed at the address given above or at such other address as it may have intimated in writing to ProTides for this purpose, and will be marked for the attention of Chief Executive Officer. Notices to ProTides will be addressed to ProTides at its address given above or at such other address as it may have intimated in writing to BioMed for this purpose, and will be marked for the attention of the Chief Executive Officer.

19.	GENERAL

19.1	The relationship between the parties will be that of independent third parties and nothing in this Agreement will be construed or be deemed to imply that the relationship between the parties is that of agent and principal. Neither party will have any authority to hold itself out as an agent of the other party or make any statements, representations or commitments of any kind or take any other action which will be binding upon the other party without the other party’s prior written consent.

19.2	Except as expressly set out in this Agreement, neither party will be entitled to assign or transfer, whether in whole or in part, any of its rights and/or obligations under this Agreement (including in the case of BioMed its right in and to the Assigned IP) without the prior written consent of the other party (which consent may be withheld for any or no reason). Notwithstanding the foregoing each party will be entitled to assign or transfer all of its rights and obligations under this Agreement:

19.2.1	in connection with an amalgamation with or a sale of all or substantially all of its business or assets to a third party; and

19.2.2	to an Affiliate,

without the consent of the other party provided that the third party enters into a deed of assignment under which it accepts all liability under this Agreement from the date of such assignment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

19.3	No failure or delay by either party in exercising any right or remedy under this Agreement will operate as a waiver of such right or remedy nor will any single or partial exercise or waiver of any such right or remedy preclude its further exercise or the exercise of any other right or remedy.

19.4	This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes and replaces all prior agreements, understandings, representations, writings and discussions between the parties whether written or oral in relation hereto. Nothing in this Agreement will, however, operate to limit or exclude any liability for fraudulent misrepresentations.

19.5	If any of the provisions of this Agreement are or become invalid, or are ruled illegal by any court of competent jurisdiction, or are deemed unenforceable under then current applicable law from time to time in effect during the period of this Agreement, it is the parties’ intention that the remainder of this Agreement will not be affected thereby provided that the parties’ rights under this Agreement are not materially altered. It is further the parties’ intention that in lieu of each such provision which is held to be invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement a valid, legal and enforceable provision which in effect will be as similar as possible to the effect of the original invalid, illegal or unenforceable provision.

19.6	To the extent there is any conflict between the terms of this Agreement and the terms of any Agreement executed pursuant to Clause 3.3 of this Agreement, the terms of this Agreement shall prevail.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

20.	GOVERNING LAW

This Agreement will be governed by the laws of England and the parties hereby submit to the exclusive jurisdiction of the English courts.

IN WITNESS WHEREOF this Agreement consisting of this and the preceding fifty one (51) pages, together with the Schedule, is executed as follows:

SIGNED by Hugh S. Griffith for and on behalf of NUCANA BIOMED LIMITED on the 13th October 2009 in the presence of this witness:

Witness

Full Name	Director

Address

SIGNED by [***] for and on behalf of CARDIFF PROTIDES LIMITED on the 13th October 2009 in the presence of this witness:

Witness		[***]

Full Name	[***]	Director

Address

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This is the Schedule referred to in the Licence and Collaboration Agreement between

NuCana BioMed Limited and Cardiff ProTides Limited.

SCHEDULE

PART 1

[***]

[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PART 2

TECHNICAL INFORMATION

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PART 3

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PART 4

ASSIGNMENT AGREEMENT

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.